Vessels under construction	12 Months Ended
Dec. 31, 2025
Disclosure of detailed information about property, plant and equipment [abstract]
Vessels under construction	Vessels under construction
In December 2025, we entered into agreements to construct two scrubber-fitted LR2 newbuilding product tankers at Dalian Shipbuilding Industry Co., Ltd. in China. The purchase price is $70.8 million per vessel with deliveries expected in the third quarter of 2027.
In December 2025, we entered into agreements to construct two scrubber-fitted Very Large Crude Carriers (“VLCCs”) at Hanwha Ocean Co. Ltd. in South Korea. The purchase price is $128.0 million per vessel (inclusive of additional equipment that the Company had the option to purchase) with deliveries expected in the third and fourth quarters of 2028.
In November 2025, we entered into agreements to purchase four scrubber-fitted MR newbuilding product tankers which are currently under construction at Jingjiang Nanyang Shipbuilding Co., Ltd. in China. The purchase price is $45.0 million per vessel and the expected deliveries are one vessel in each of the second and fourth quarters of 2026, and the first and second quarters of 2027.
The table below summarizes the estimated installment payments for the vessels under construction as of December 31, 2025:*

In millions of U.S. Dollars	Amount
Q1 2026	$40.9
Q2 2026	57.6
Q3 2026	14.1
Q4 2026	59.1
2027	212.6
2028	188.3
Total	$572.6

*These are estimates only and are subject to change as construction progresses.
As of December 31, 2024, we did not have any newbuildings on order.